May 1, 2004

FOUNDERS DISCOVERY PORTFOLIO
(A SERIES OF DREYFUS INVESTMENT PORTFOLIOS)

Supplement to Prospectus
dated May 1, 2004

     The following information supersedes and replaces the information in the third paragraph contained in the section of the Portfolio’s Prospectus entitled “Management”:

     The portfolio’s primary portfolio managers are Robert T. Ammann, C.F.A., James Padgett, C.F.A. and Brad Orr, C.F.A. Mr. Ammann has been a primary portfolio manager of the portfolio since its inception and has been employed by Founders since 1993. He is a vice president of investments and a senior portfolio manager at Founders. Mr. Padgett has been a primary portfolio manager of the portfolio since April 2004 and has been employed by Founders since 2002. He is a senior portfolio manager at Founders. Prior to joining Founders, Mr. Padgett was an equity analyst for Berger Financial LLC from 2000 to 2002, and a portfolio manager at Colorado Public Employees’ Retirement Association from 1997 to 2000. Mr. Orr has been a primary portfolio manager of the portfolio since April 2004 and has been employed by Founders since 1995. He is a senior portfolio manager at Founders. Mr. Ammann has informed management that he intends to resign from Founders on or about May 14, 2004, at which time he will no longer serve as a portfolio manager of the portfolio.